UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2021

SENTIENT BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34861	20-0956471
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 Madison Avenue, 5th Floor

New York, New York 10022

(Address of principal executive offices) (zip code)

646-202-2897

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02 Unregistered Sales of Equity Securities

On April 27, 2021 (the “Issuance Date”), Sentient Brands Holdings Inc. (the "Company") entered into a Securities Purchase Agreement with an accredited investor (the “April 2021 Investor”) providing for the sale by the Company to the April 2021 Investor of a 10% Senior Secured Convertible Promissory Note in the principal amount of $315,789 (the "April 2021 Note", and, the “Financing”). The principal amount of the April 2021 Note includes an Original Issue Discount of $15,789, resulting in $300,000 in total proceeds received by the Company in the Financing. In addition to the April 2021 Note, the April 2021 Investor also received 250,000 shares of common stock of the Company (the “Commitment Shares”), and a common share purchase warrant (the “April 2021 Warrant”, and together with the April 2021 Note and the Commitment Shares, the “Securities”) to acquire 500,000 shares of common stock of the Company. The April 2021 Warrant is exercisable for five years at an exercise price of $0.60. The closing of the Financing in the amount of $300,000 occurred on April 27, 2021.

The April 2021 Note matures 12 months from the Issuance Date (the “Maturity Date”), and interest associated with the April 2021 Note is the higher of 10% per annum or WSJ Prime plus 7%, which is payable monthly by the Company. The April 2021 Note may be prepaid by the Company in whole or in part at any time, at 110% of the outstanding principal and accrued interest. The April 2021 Note is convertible at the option of the April 2021 Investor into shares of common stock of the Company at $0.40 per share (the “Fixed Conversion Price”); provided, however, that in the event of default by the Company of the April 2021 Note, the Conversion Price will immediately be equal to the lesser of (i) the Fixed Conversion Price; (ii) seventy five percent (75%) of the lowest intraday price of the Company’s common stock during the twenty one (21) consecutive trading day period immediately preceding the trading day that the Company receives a notice of conversion from the April 2021 Investor or (iii) the discount to market based on a subsequent financing of the Company. The April 2021 Note and the April 2021 Warrant carry standard anti-dilution provisions. At all times while the April 2021 Note is outstanding, we agreed to reserve from our authorized but unissued shares of common stock seven (7) times the number of shares that is actually issuable upon full conversion of the April 2021 Note, and for the initial issuance of the April 2021 Note, 6,000,000 shares of common stock will be reserved. In addition, pursuant to the April 2021 Note we agreed to file a Form 1-A Regulation A Offering Statement to register the Securities (provided that the Securities may legally be registered on a Form 1-A Regulation A Offering Statement pursuant to applicable U.S. securities laws and regulations). The April 2021 Note might be accelerated if an event of default occurs under the terms of the April 2021 Note, including, but not limited to, the Company’s failure to pay principal and interest when due, certain bankruptcy events or if the Company is delinquent in its SEC filings. The April 2021 Note may not be converted and/or exercised by the April 2021 Investor into more than 4.99% of the Company's outstanding common stock at any point in time; provided, however, that this limitation on conversion may be waived by the April 2021 Investor up to a maximum of 9.99%.

If prior to the Maturity Date the Company enters into a subsequent financing on terms that are more favorable to the investor(s) in the subsequent financing than the terms of the Financing, then terms of the Financing will be amended to include such better terms so long as the April 2021 Note is outstanding. In addition, the April 2021 Investor has the right of first refusal on any financing so long as the April 2021 Note is outstanding. Additionally, the April 2021 Investor has the right to be repaid 100% of the remaining balance of principal and interest under the April 2021 Note upon the Company closing on a financing or asset sale in the minimum amount of $2,000,000. Further, the April 2021 Investor has the right to participate in any future offering by the Company for a period of 18 months from the Issuance Date for an amount up to the Financing amount in strict accordance with the terms of such future offering.

The obligations of the Company under the April 2021 Note constitute a first priority security interest and rank senior with respect to any and all indebtedness of the Company existing prior to or incurred as of or following the initial Issuance Date. The obligations of the Company under the April 2021 Note are secured pursuant to the Security and Pledge Agreement entered into between the Company and the April 2021 Investor on the Issuance Date. So long as the Company has any obligation under the April 2021 Note, the Company will not incur or suffer to exist or guarantee any indebtedness that is senior to or pari passu with the Company’s obligations under the April 2021 Note. The April 2021 Note is secured by (i) the assets of the Company and (ii) 2,752,040 issued and outstanding shares of common stock of Nukkleus Inc. common stock held by a certain shareholder of the Company (the "Pledgor") pursuant to a stock pledge agreement to be entered into between the April 2021 Investor and the Pledgor within two weeks of the Issuance Date.

The Company claims an exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”) for the private placement of these Securities pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. The April 2021 Investor is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act. As of the date hereof, the Company is obligated on $315,789 in face amount of the April 2021 Note issued to the April 2021 Investor. The April 2021 Note is a debt obligation arising other than in the ordinary course of business which constitutes a direct financial obligation of the Company.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K. Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

4.1	Form of Securities Purchase Agreement

4.2	Form of Senior Secured Convertible Promissory Note

4.3	Form of Common Share Purchase Warrant

4.4	Form of Pledge and Security Agreement

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentient Brands Holdings Inc.

Date: May 3, 2021	By:	/s/ George Furlan
George Furlan
Interim Chief Executive Officer

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